EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 22 to Registration Statement No. 2-78646 on Form N-1A of our report dated July 15, 2002 appearing in the May 31, 2002 Annual Report of Summit Cash Reserves Fund of Financial Institutions Series Trust, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte &Touche LLP

New York, New York August 23, 2002